Prospectus Supplement
John Hancock Variable Insurance Trust
Small Cap Value Trust (the fund)
Supplement dated July 10, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
As of June 30, 2025 (the Effective Date), Shaun F. Pedersen will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Pedersen will be removed from the Prospectus.
As of the Effective Date, Edmond C. Griffin, CFA and Danielle S. Williams, CFA will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement
John Hancock Variable Insurance Trust
Small Cap Value Trust (the fund)
Supplement dated July 10, 2024 to the current Statement of Additional Information, as may be supplemented (the SAI)
As of June 30, 2025 (the Effective Date), Shaun F. Pedersen will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Pedersen will be removed from the SAI.
As of the Effective Date, Edmond C. Griffin, CFA and Danielle S. Williams, CFA will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
You should read this supplement in conjunction with the SAI and retain it for your future reference.